Exhibit 99.1

NEW YORK, October 27, 1997 -- American Express Company today reported record third quarter net income of $524 million, 14 percent higher than the same period a year ago. On a per share basis, third quarter net income was $1.10, an increase of 16 percent from $0.95. Revenues of $4.5 billion were up 9.9 percent from a year ago. The company's return on equity was
23.3 percent.

These results met or exceeded American Express' long-term targets of:
12-15 percent earnings per share growth, with at least 8 percent coming from higher revenues; and a return on equity of 18-20 percent.

Travel Related Services (TRS) reported record quarterly net income of $356 million, up 10 percent from $323 million a year ago.

TRS' net revenues increased 8 percent from the prior year, primarily due to higher worldwide billed business, greater cardmember loans outstanding and wider interest margins in the lending portfolio. The growth in revenues also includes a benefit from increased recognition of recoveries on abandoned property related to the Travelers Cheque business, which was largely offset by higher investment spending on business building initiatives.

The improvement in billed business reflects a greater number of cards outstanding and higher spending per cardmember. The growth in cards is largely attributable to the introduction of new consumer and small business credit card products consistent with the company's strategy of building its lending portfolio through the issuance of low- and no-fee credit cards. Spending increased in part due to the benefits of rewards programs and expanded merchant coverage.

The provision for losses rose from year-ago levels, reflecting both higher volume and loss rates. Other operating expenses increased only slightly.

A gain of $37 million realized during the quarter from the securitization of a portion of the loan portfolio was offset by increased spending on additional marketing and promotion efforts and had no material impact on net income or total expenses.

American Express Financial Advisors (AEFA) reported record quarterly net income of $184 million, an 18 percent increase over the $156 million in the same period last year.

Revenue and earnings growth benefited from higher fee revenues due to an increase in managed assets.

The growth in Other Operating Expenses during the quarter primarily reflects the cost of hedging activities designed to reduce the impact of stock market volatility on management fees, as well as costs related to systems technology.

AEFA reported record sales of mutual funds in the third quarter. Sales of investment certificates increased over last year; those of annuities, and life and other insurance products declined.

American Express Bank (AEB) reported third quarter net income of $21 million, a 19 percent increase from $18 million in 1996.

The growth in earnings reflects higher revenues, primarily due to strong foreign exchange income and increased net interest income from a larger loan portfolio. The revenue increase was partially offset by higher operating expenses, mainly in systems technology.

Corporate and Other reported net expenses of $37 million, compared with $39 million a year ago.

American Express Company, (www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                         American Express Company
                         ------------------------
                             Financial Summary
                             -----------------
				(Unaudited)

(Dollars in millions, except per share amounts)

                                         Quarter Ended
                                         September 30,
                                         ------------  Percentage
                                         1997     1996  Inc/(Dec)
                                         ----     ---- ----------

Revenues by Industry Segment(A)
-------------------------------
  Travel Related Services              $3,199   $2,958      8.1%
  American Express Financial Advisors   1,169    1,021     14.5
  American Express Bank                   162      151      8.3
                                       -------  -------
                                        4,530    4,130      9.6
  Corporate and Other, including
    adjustments and eliminations          (30)     (36)    16.7
                                       -------  -------
CONSOLIDATED REVENUES(A)               $4,500   $4,094      9.9
                                       =======  =======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services                $494     $441     12.0
  American Express Financial Advisors     261      230     13.7
  American Express Bank                    34       28     21.6
                                        ------   ------
                                          789      699     13.0

  Corporate and Other                     (71)     (78)     7.6
                                        ------   ------
PRETAX INCOME                            $718     $621     15.5
                                        ======   ======

Net Income by Industry Segment
------------------------------
  Travel Related Services                $356     $323     10.2
  American Express Financial Advisors     184      156     18.1
  American Express Bank                    21       18     18.9
                                        ------   ------
                                          561      497     13.0

  Corporate and Other                     (37)     (39)     4.2
                                        ------   ------
NET INCOME                               $524     $458     14.4
                                        ======   ======

NET INCOME PER COMMON SHARE             $1.10    $0.95     15.8
                                       =======  =======
Cash dividends declared per
  common share                         $0.225   $0.225
                                       =======  =======
Average common shares
  outstanding (000's)                 477,185  481,865
                                      ======== ========


                                      Nine Months Ended
                                        September 30,
                                      -----------------Percentage
                                         1997     1996  Inc/(Dec)
                                         ----     ----  ---------
Revenues by Industry Segment(A)
--------------------------------
  Travel Related Services              $9,316   $8,669      7.5%
  American Express Financial Advisors   3,396    3,041     11.7
  American Express Bank                   469      435      7.9
                                      -------- --------
                                       13,181   12,145      8.5
  Corporate and Other, including
    adjustments and eliminations          (95)     (65)   (46.2)
                                      --------  -------
CONSOLIDATED REVENUES(A)              $13,086  $12,080      8.3
                                      ======== ========

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services              $1,437   $1,316      9.2
  American Express Financial Advisors     762      657     16.0
  American Express Bank                    99       79     25.5
                                      --------  -------
                                        2,298    2,052     12.0

  Corporate and Other                    (238)    (231)    (3.2)
                                      --------  -------
PRETAX INCOME                          $2,060   $1,821     13.1
                                      ========  =======

Net Income by Industry Segment
------------------------------
  Travel Related Services              $1,026     $932     10.1
  American Express Financial Advisors     524      439     19.5
  American Express Bank                    62       51     22.4
                                      --------  ------
                                        1,612    1,422     13.5

  Corporate and Other                    (114)    (115)     0.1
                                      --------  -------
NET INCOME                             $1,498   $1,307     14.6
                                      ========  =======

NET INCOME PER COMMON SHARE             $3.12    $2.68     16.4
                                      ========  =======
Cash dividends declared per
  common share                         $0.675   $0.675
                                      ========  =======
Average common shares
  outstanding (000's)                 479,636  486,554
                                      ======== ========

(A) Revenues are reported net of interest expense, where applicable.

                     American Express Company
                     ------------------------
                 Selected Statistical Information
                 --------------------------------
                            (Unaudited)


                                        Quarter Ended
                                        September 30,
                                        -------------  Percentage
                                         1997    1996   Inc/(Dec)
                                         ----    ----  ----------


Return on Average Equity*                23.3%   22.8%         -
Common Shares Outstanding (millions)     465.8   473.5     (1.6%)
Book Value per Common Share:
  Actual                                $19.57  $17.41     12.4%
  Pro Forma*                            $18.41  $16.19     13.7%
Shareholders' Equity (billions)           $9.1    $8.2     10.6%



                                     Nine Months Ended
                                        September 30,
                                     ----------------- Percentage
                                         1997    1996   Inc/(Dec)
                                        -----    ----  ----------


Return on Average Equity*               23.3%   22.8%        -
Common Shares Outstanding (millions)    465.8   473.5    (1.6%)
Book Value per Common Share:
  Actual                               $19.57  $17.41    12.4%
  Pro Forma*                           $18.41  $16.19    13.7%
Shareholders' Equity (billions)          $9.1    $8.2    10.6%



* Excludes the effect of SFAS #115 and for ROE, also excludes a fourth quarter 1996 $300 million gain on the exchange of the Company's DECs and $138 million restructuring charge.

                       American Express Company
                       ------------------------
                           Financial Summary
                           -----------------
                              (Unaudited)

(Dollars in millions, except per share amounts)

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Revenues by Industry Segment(A)
-------------------------------
  Travel Related Services                              $3,199
  American Express Financial Advisors                   1,169
  American Express Bank                                   162
                                                      --------
                                                        4,530
  Corporate and Other,
    including adjustments and eliminations                (30)
                                                      --------
CONSOLIDATED REVENUES(A)                               $4,500
                                                      ========

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services(B)                             $494
  American Express Financial Advisors                     261
  American Express Bank                                    34
                                                       -------
                                                          789

  Corporate and Other (C)                                 (71)
                                                       -------
PRETAX OPERATING INCOME                                  $718
                                                       =======

Operating Income by Industry Segment
------------------------------------
  Travel Related Services(B)                             $356
  American Express Financial Advisors                     184
  American Express Bank                                    21
                                                       -------
                                                          561

     Corporate and Other (C)                              (37)
                                                       -------
OPERATING INCOME                                         $524
FDC Gain/(Restructuring)                                    0
                                                       -------
NET INCOME                                               $524
                                                       =======

OPERATING INCOME PER COMMON SHARE                       $1.10
FDC Gain/(Restructuring)                                $0.00
                                                       -------
NET INCOME PER COMMON SHARE                             $1.10
                                                      ========
Cash dividends declared per common share               $0.225
                                                      ========
Average common shares outstanding (000's)             477,185
                                                      ========

                                                    Quarter Ended
                                                       June 30,
                                                         1997
                                                    -------------
Revenues by Industry Segment(A)
-------------------------------
  Travel Related Services                              $3,147
  American Express Financial Advisors                   1,143
  American Express Bank                                   153
                                                      --------
                                                        4,443
  Corporate and Other,
    including adjustments and eliminations                (21)
                                                      --------
CONSOLIDATED REVENUES(A)                               $4,422
                                                      ========

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services(B)                             $493
  American Express Financial Advisors                     265
  American Express Bank                                    33
                                                       -------
                                                          791

  Corporate and Other (C)                                 (89)
                                                       -------
PRETAX OPERATING INCOME                                  $702
                                                       =======

Operating Income by Industry Segment
------------------------------------
  Travel Related Services(B)                             $355
  American Express Financial Advisors                     183
  American Express Bank                                    21
                                                       -------
                                                          559

  Corporate and Other (C)                                 (39)
                                                       -------
OPERATING INCOME                                         $520
FDC Gain/(Restructuring)                                    0
                                                       -------
NET INCOME                                               $520
                                                       =======

OPERATING INCOME PER COMMON SHARE                       $1.08
FDC Gain/(Restructuring)                                $0.00
                                                      --------
NET INCOME PER COMMON SHARE                             $1.08
                                                      ========
Cash dividends declared per common share               $0.225
                                                      ========
Average common shares outstanding (000's)             479,494
                                                      ========

                                                    Quarter Ended
                                                       March 31,
                                                         1997
                                                    -------------
Revenues by Industry Segment(A)
--------------------------------
  Travel Related Services                              $2,970
  American Express Financial Advisors                   1,084
  American Express Bank                                   153
                                                      --------
                                                        4,207
  Corporate and Other,
    including adjustments and eliminations                (43)
                                                      --------
CONSOLIDATED REVENUES(A)                               $4,164
                                                      ========

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services(B)                             $449
  American Express Financial Advisors                     236
  American Express Bank                                    32
                                                      --------
                                                          717

  Corporate and Other (C)                                 (77)
                                                      --------
PRETAX OPERATING INCOME                                  $640
                                                      ========

Operating Income by Industry Segment
------------------------------------
  Travel Related Services(B)                             $315
  American Express Financial Advisors                     157
  American Express Bank                                    20
                                                       -------
                                                          492

  Corporate and Other (C)                                 (38)
                                                       -------
OPERATING INCOME                                         $454
FDC Gain/(Restructuring)                                    0
                                                      --------
NET INCOME                                               $454
                                                      ========

OPERATING INCOME PER COMMON SHARE                       $0.94
FDC Gain/(Restructuring)                                $0.00
                                                      --------
NET INCOME PER COMMON SHARE                             $0.94
                                                      ========
Cash dividends declared per common share               $0.225
                                                      ========
Average common shares outstanding (000's)             482,077
                                                      ========


                                                    Quarter Ended
                                                     December 31,
                                                         1996
                                                    --------------
Revenues by Industry Segment(A)
-------------------------------
  Travel Related Services                              $3,103
  American Express Financial Advisors                   1,069
  American Express Bank                                   156
                                                      --------
                                                        4,328
  Corporate and Other,
    including adjustments and eliminations                (27)
                                                      --------
CONSOLIDATED REVENUES(A)                               $4,301
                                                      ========

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services(B)                             $403
  American Express Financial Advisors                     228
  American Express Bank                                    26
                                                       -------
                                                          657

  Corporate and Other (C)                                 (78)
                                                       -------
PRETAX OPERATING INCOME                                  $579
                                                       =======

Operating Income by Industry Segment
------------------------------------
  Travel Related Services(B)                             $299
  American Express Financial Advisors                     155
  American Express Bank                                    17
                                                       -------
                                                          471

  Corporate and Other (C)                                 (38)
                                                       -------
OPERATING INCOME                                         $433
FDC Gain/(Restructuring)                                  162
                                                       -------
NET INCOME                                               $595
                                                       =======

OPERATING INCOME PER COMMON SHARE                       $0.90
FDC Gain/(Restructuring)                                $0.33
                                                       -------
NET INCOME PER COMMON SHARE                             $1.23
                                                      ========
Cash dividends declared per common share               $0.225
                                                      ========
Average common shares outstanding (000's)             482,065
                                                      ========


                                                    Quarter Ended
                                                    September 30,
                                                         1996
                                                    --------------
Revenues by Industry Segment(A)
-------------------------------
  Travel Related Services                              $2,958
  American Express Financial Advisors                   1,021
  American Express Bank                                   151
                                                       -------
                                                        4,130
  Corporate and Other,
    including adjustments and eliminations                (36)
                                                       -------
CONSOLIDATED REVENUES(A)                               $4,094
                                                       =======

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services(B)                             $441
  American Express Financial Advisors                     230
  American Express Bank                                    28
                                                       -------
                                                          699

  Corporate and Other (C)                                 (78)
                                                       -------
PRETAX OPERATING INCOME                                  $621
                                                       =======

Operating Income by Industry Segment
------------------------------------
  Travel Related Services(B)                             $323
  American Express Financial Advisors                     156
  American Express Bank                                    18
                                                       -------
                                                          497

  Corporate and Other (C)                                 (39)
                                                       -------
OPERATING INCOME                                         $458
FDC Gain/(Restructuring)                                    0
                                                       -------
NET INCOME                                               $458
                                                       =======

OPERATING INCOME PER COMMON SHARE                       $0.95
FDC Gain/(Restructuring)                                $0.00
                                                     ---------
NET INCOME PER COMMON SHARE                             $0.95
                                                     =========
Cash dividends declared per common share               $0.225
                                                     =========
Average common shares outstanding (000's)             481,865
                                                     =========

(A) Revenues are reported net of interest expense, where applicable.
(B) TRS' results for the quarter ended December 31, 1996 exclude a pretax restructuring charge of $196 million ($125 million after-tax).
(C) Corporate and Other results for the quarter ended
    December 31, 1996 exclude a pretax gain of $480 million ($300 million after-tax) on the exchange of the Company's DECs (Debt Exchangeable for Common Stock) for shares of common stock of First Data Corporation and a $20 million pretax charge ($13 million after-tax) related to the early retirement of debt and certain restructuring costs.

                     American Express Company
                     ------------------------
                 Selected Statistical Information
                 --------------------------------
                           (Unaudited)

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------

Return on Average Equity*                              23.3%
Common Shares Outstanding (millions)                   465.8
Book Value per Common Share:
  Actual                                              $19.57
  Pro Forma*                                          $18.41
Shareholders' Equity (billions)                         $9.1


                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------

Return on Average Equity*                              23.2%
Common Shares Outstanding (millions)                   468.9
Book Value per Common Share:
  Actual                                              $18.82
  Pro Forma*                                          $17.95
Shareholders' Equity (billions)                         $8.8


                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------

Return on Average Equity*                              23.0%
Common Shares Outstanding (millions)                   470.9
Book Value per Common Share:
  Actual                                              $17.80
  Pro Forma*                                          $17.44
Shareholders' Equity (billions)                         $8.4


                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   --------------

Return on Average Equity*                              22.8%
Common Shares Outstanding (millions)                   472.9
Book Value per Common Share:
  Actual                                              $18.04
  Pro Forma*                                          $17.22
Shareholders' Equity (billions)                         $8.5


                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   -------------

Return on Average Equity*                              22.8%
Common Shares Outstanding (millions)                   473.5
Book Value per Common Share:
  Actual                                              $17.41
  Pro Forma*                                          $16.19
Shareholders' Equity (billions)                         $8.2

* Excludes the effect of SFAS #115 and for ROE, also excludes fourth quarter 1996 $300 million gain on the exchange of the Company's DECs and $138 million restructuring charge.

(Preliminary)            Travel Related Services
                         -----------------------
                           Statement of Income
                           -------------------
                               (Unaudited)
(Dollars in millions)
                                      Quarter Ended
                                      September 30,
                                      -------------   Percentage
                                      1997     1996    Inc/(Dec)
                                      ----     ----   ----------
Net Revenues:
  Discount Revenue                  $1,422   $1,256       13.3%
  Net Card Fees                        399      418       (4.7)
  Travel Commissions and Fees          370      354        4.1
  Interest and Dividends               150      167      (10.1)
  Other Revenues                       540      508        6.6
  Lending:
    Finance Charge Revenue             472      377       25.3
    Interest Expense                   154      122       26.5
                                     -----    -----
      Net Finance Charge Revenue       318      255       24.7
                                     -----    -----
    Total Net Revenues               3,199    2,958        8.1
                                     -----    -----
Expenses:
  Marketing and Promotion              301      278        8.1
  Provision for Losses and Claims:
    Charge Card                        228      172       32.4
    Lending                            179      107       66.9
    Other                               22       28      (22.9)
                                     -----    -----
      Total                            429      307       39.6
                                     -----    -----
    Interest Expense:
      Charge Card                      186      175        6.5
      Other                             50       72      (31.2)
                                     -----    -----
        Total                          236      247       (4.5)
    Net Discount Expense               142      128       10.4
    Human Resources                    796      764        4.1
    Other Operating Expenses           801      793        1.3
                                     -----    -----
      Total Expenses                 2,705    2,517        7.5
                                     -----    -----
Pretax Income                          494      441       12.0
Income Tax Provision                   138      118       17.2
                                     -----    -----
Net Income                            $356     $323       10.2
                                     =====    =====

(Preliminary)              Travel Related Services
                           -----------------------
                             Statement of Income
                             -------------------
                       (Unaudited, Managed Asset Basis)
(Dollars in millions)
                                      Quarter Ended
                                       September 30,
                                      --------------  Percentage
                                       1997    1996   Inc/(Dec)
                                       ----    ----   ----------
Net Revenues:
  Discount Revenue                   $1,422  $1,256       13.3%
  Net Card Fees                         403     414       (2.8)
  Travel Commissions and Fees           370     354        4.1
  Interest and Dividends                145     167      (12.8)
  Other Revenues                        485     463        5.0
  Lending:
    Finance Charge Revenue              548     420       30.5
    Interest Expense                    177     139       27.5
                                      -----   -----
      Net Finance Charge Revenue        371     281       32.0
                                      -----   -----
    Total Net Revenues                3,196   2,935        8.9
                                      -----   -----
Expenses:
  Marketing and Promotion               264     278       (5.2)
  Provision for Losses and Claims:
    Charge Card                         284     223       27.5
    Lending                             243     118          #
    Other                                22      28      (22.9)
                                      -----   -----
      Total                             549     369       48.7
                                      -----   -----
  Interest Expense:
    Charge Card                         242     218       10.9
    Other                                50      72      (31.2)
                                      -----   -----
      Total                             292     290        0.4
  Human Resources                       796     764        4.1
  Other Operating Expenses              801     793        1.3
                                      -----   -----
    Total Expenses                    2,702   2,494        8.3
                                      -----   -----
Pretax Income                           494     441       12.0
Income Tax Provision                    138     118       17.2
                                      -----   -----
Net Income                             $356    $323       10.2
                                      =====   =====

# Denotes variance of more than 100

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.
Under Statement of Financial Accounting Standards No. 125
(SFAS 125), which prescribes the accounting for securitized loans and receivables, TRS recognized a pretax gain of $37 million in the third quarter of 1997 ($24 million after-tax) related to securitization of U.S. lending receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in 1997. For purposes of this presentation such gain and a corresponding $37 million increase in Marketing and Promotion expenses have been eliminated in the third quarter of 1997.

(Preliminary)               Travel Related Services
                            -----------------------
                        Selected Statistical Information
                        --------------------------------
                                 (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                      Quarter Ended
                                      September 30,
                                      ------------   Percentage
                                      1997    1996    Inc/(Dec)
                                      ----    ----   ----------
Total Cards in Force (millions):
  United States                         29.6    28.4      4.2%
  Outside the United States             12.8    11.9      7.3
                                       -----   -----
    Total                               42.4    40.3      5.1
                                       =====   =====
Basic Cards in Force (millions):
  United States                         23.2    21.7      6.5
  Outside the United States              9.8     9.4      5.0
                                       -----   -----
    Total                               33.0    31.1      6.1
                                       =====   =====
Card Billed Business:
  United States                        $38.0   $32.7     16.4
  Outside the United States             14.7    13.2     10.9
                                       -----   -----
    Total                              $52.7   $45.9     14.8
                                       =====   =====

Average Discount Rate*                 2.72%   2.75%        -
Average Basic Cardmember
     Spending (dollars)*              $1,616  $1,512      6.9
Average Fee per Card (dollars)*          $38     $43    (11.6)
Travel Sales                            $4.2    $3.8      9.6
  Travel Commissions and Fees/Sales**   8.8%    9.3%        -
Travelers Cheque:
  Sales                                 $8.1    $8.6     (5.8)
  Ending Outstanding                    $6.1    $6.3     (3.1)
  Average Outstanding                   $6.4    $6.6     (3.0)
  Ending Investments                    $5.7    $5.8     (1.3)
  Tax Equivalent Yield                  9.0%    9.0%        -

Total Debt                             $25.2   $21.8     15.6
Shareholder's Equity                    $5.3    $5.0      5.2
Return on Average Equity***            27.4%   25.1%        -
Return on Average Assets***             3.0%    2.7%        -

  * Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
 ** Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter
    1996 restructuring charge of $125 million after-tax.

(Preliminary)              Travel Related Services
                           -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
				(Unaudited)

(Amounts in billions, except percentages and where indicated)

                                       Quarter Ended
                                       September 30,
                                       -------------   Percentage
                                       1997     1996   Inc/(Dec)
                                       ----     ----   ----------
Owned and Managed Charge Card
  Receivables:
    Total Receivables                 $22.5    $20.7       8.9%
    90 Days Past Due as a % of Total   3.2%     3.6%         -
    Loss Reserves (millions)           $970     $996      (2.6)
      % of Receivables                 4.3%     4.8%         -
      % of 90 Days Past Due            133%     134%         -
    Net Loss Ratio                    0.52%    0.54%         -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                         $13.5    $11.2       20.3
  Past Due Loans as a % of Total:
    30-89 Days                         2.5%     2.3%         -
    90+ Days                           1.1%     0.9%         -
  Loss Reserves (millions):
    Beginning Balance                  $534     $468       14.1
      Provision                         220       98         #
      Net Charge-Offs/Other            (198)    (139)      42.9
                                      ------   ------
    Ending Balance                     $556     $427       30.0
                                      ======   ======
    % of Loans                         4.1%     3.8%         -
    % of Past Due                      115%     119%         -
  Average Loans                       $13.4    $11.0       21.8
  Net Write-Off Rate                   6.5%     5.1%         -
  Net Interest Yield                   9.4%     8.4%         -

# Denotes variance of more than 100

(Preliminary)              Travel Related Services
                           -----------------------
                             Statement of Income
                             -------------------
				(Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                   September 30,
                                                       1997
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,422
  Net Card Fees                                          399
  Travel Commissions and Fees                            370
  Interest and Dividends                                 150
  Other Revenues                                         540
  Lending:
    Finance Charge Revenue                               472
    Interest Expense                                     154
                                                      ------
      Net Finance Charge Revenue                         318
                                                      ------
    Total Net Revenues                                 3,199
                                                      ------
Expenses:
  Marketing and Promotion                                301
  Provision for Losses and Claims:
    Charge Card                                          228
    Lending                                              179
    Other                                                 22
                                                      ------
      Total                                              429
                                                      ------
  Interest Expense:
    Charge Card                                          186
    Other                                                 50
                                                      ------
      Total                                              236
  Net Discount Expense                                   142
  Human Resources                                        796
  Other Operating Expenses                               801
                                                      ------
    Total Expenses                                     2,705
                                                      ------
Pretax Income                                            494
Income Tax Provision                                     138
                                                      ------
Operating Income                                        $356
                                                      ======

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,407
  Net Card Fees                                          403
  Travel Commissions and Fees                            381
  Interest and Dividends                                 143
  Other Revenues                                         509
  Lending:
    Finance Charge Revenue                               458
    Interest Expense                                     154
                                                      ------
      Net Finance Charge Revenue                         304
                                                      ------
    Total Net Revenues                                 3,147
                                                      ------
Expenses:
  Marketing and Promotion                                244
  Provision for Losses and Claims:
    Charge Card                                          239
    Lending                                              187
    Other                                                 21
                                                      ------
      Total                                              447
                                                      ------
  Interest Expense:
    Charge Card                                          174
    Other                                                 52
                                                      ------
      Total                                              226
    Net Discount Expense                                 165
    Human Resources                                      783
    Other Operating Expenses                             789
                                                      ------
      Total Expenses                                   2,654
                                                      ------
Pretax Income                                            493
Income Tax Provision                                     138
                                                      ------
Operating Income                                        $355
                                                      ======

                                                   Quarter Ended
                                                     March 31,
                                                       1997
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,306
  Net Card Fees                                          405
  Travel Commissions and Fees                            336
  Interest and Dividends                                 132
  Other Revenues                                         503
  Lending:
    Finance Charge Revenue                               431
    Interest Expense                                     143
                                                      ------
      Net Finance Charge Revenue                         288
                                                      ------
    Total Net Revenues                                 2,970
                                                      ------
Expenses:
  Marketing and Promotion                                202
  Provision for Losses and Claims:
    Charge Card                                          190
    Lending                                              211
    Other                                                 24
                                                      ------
      Total                                              425
                                                      ------
  Interest Expense:
    Charge Card                                          169
    Other                                                 35
                                                      ------
      Total                                              204
   Net Discount Expense                                  151
   Human Resources                                       749
   Other Operating Expenses                              790
                                                      ------
     Total Expenses                                    2,521
                                                      ------
Pretax Income                                            449
Income Tax Provision                                     134
                                                      ------
Operating Income                                        $315
                                                      ======

                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,380
  Net Card Fees                                          415
  Travel Commissions and Fees                            380
  Interest and Dividends                                 156
  Other Revenues                                         483
  Lending:
    Finance Charge Revenue                               423
    Interest Expense                                     134
                                                      ------
      Net Finance Charge Revenue                         289
                                                      ------
    Total Net Revenues                                 3,103
                                                      ------
Expenses:
  Marketing and Promotion                                268
  Provision for Losses and Claims:
    Charge Card                                          113
    Lending                                              214
    Other                                                 22
                                                      ------
      Total                                              349
                                                      ------
  Interest Expense:
    Charge Card                                          176
    Other                                                 65
                                                      ------
      Total                                              241
  Net Discount Expense                                   174
  Human Resources                                        794
  Other Operating Expenses                               874
                                                      ------
    Total Expenses                                     2,700
                                                      ------
Pretax Income                                            403
Income Tax Provision                                     104
                                                      ------
Operating Income                                        $299 *
                                                      ======

                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,256
  Net Card Fees                                          418
  Travel Commissions and Fees                            354
  Interest and Dividends                                 167
  Other Revenues                                         508
  Lending:
    Finance Charge Revenue                               377
    Interest Expense                                     122
                                                      ------
      Net Finance Charge Revenue                         255
                                                      ------
    Total Net Revenues                                 2,958
                                                      ------
Expenses:
  Marketing and Promotion                                278
  Provision for Losses and Claims:
    Charge Card                                          172
    Lending                                              107
    Other                                                 28
                                                      ------
      Total                                              307
                                                      ------
  Interest Expense:
    Charge Card                                          175
    Other                                                 72
                                                      ------
      Total                                              247
  Net Discount Expense                                   128
  Human Resources                                        764
  Other Operating Expenses                               793
                                                      ------
    Total Expenses                                     2,517
                                                      ------
Pretax Income                                            441
Income Tax Provision                                     118
                                                      ------
Operating Income                                        $323
                                                      ======

* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

(Preliminary)              Travel Related Services
                           -----------------------
                             Statement of Income
                             -------------------
                       (Unaudited, Managed Asset Basis)

(Dollars in millions)
                                                   Quarter Ended
                                                   September 30,
                                                       1997
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,422
  Net Card Fees                                          403
  Travel Commissions and Fees                            370
  Interest and Dividends                                 145
  Other Revenues                                         485
  Lending:
    Finance Charge Revenue                               548
    Interest Expense                                     177
                                                      ------
      Net Finance Charge Revenue                         371
                                                      ------
    Total Net Revenues                                 3,196
                                                      ------
Expenses:
  Marketing and Promotion                                264
  Provision for Losses and Claims:
    Charge Card                                          284
    Lending                                              243
    Other                                                 22
                                                      ------
      Total                                              549
                                                      ------
  Interest Expense:
    Charge Card                                          242
    Other                                                 50
                                                      ------
      Total                                              292
  Human Resources                                        796
  Other Operating Expenses                               801
                                                      ------
    Total Expenses                                     2,702
                                                      ------
Pretax Income                                            494
Income Tax Provision                                     138
                                                      ------
Operating Income                                        $356
                                                      ======

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,407
  Net Card Fees                                          404
  Travel Commissions and Fees                            381
  Interest and Dividends                                 143
  Other Revenues                                         466
  Lending:
    Finance Charge Revenue                               505
    Interest Expense                                     171
                                                      ------
      Net Finance Charge Revenue                         334
                                                      ------
    Total Net Revenues                                 3,135
                                                      ------
Expenses:
  Marketing and Promotion                                244
  Provision for Losses and Claims:
    Charge Card                                          313
    Lending                                              203
    Other                                                 21
                                                      ------
      Total                                              537
                                                      ------
  Interest Expense:
    Charge Card                                          237
    Other                                                 52
                                                      ------
      Total                                              289
  Human Resources                                        783
  Other Operating Expenses                               789
                                                      ------
    Total Expenses                                     2,642
                                                      ------
Pretax Income                                            493
Income Tax Provision                                     138
                                                      ------
Operating Income                                        $355
                                                      ======

                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,306
  Net Card Fees                                          405
  Travel Commissions and Fees                            336
  Interest and Dividends                                 132
  Other Revenues                                         453
  Lending:
    Finance Charge Revenue                               478
    Interest Expense                                     160
                                                      ------
      Net Finance Charge Revenue                         318
                                                      ------
    Total Net Revenues                                 2,950
                                                      ------
Expenses:
  Marketing and Promotion                                202
  Provision for Losses and Claims:
    Charge Card                                          252
    Lending                                              222
    Other                                                 24
                                                      ------
      Total                                              498
                                                      ------
  Interest Expense:
    Charge Card                                          227
    Other                                                 35
                                                      ------
      Total                                              262
  Human Resources                                        749
  Other Operating Expenses                               790
                                                      ------
    Total Expenses                                     2,501
                                                      ------
Pretax Income                                            449
Income Tax Provision                                     134
                                                      ------
Operating Income                                        $315
                                                      ======

                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   ------------
Net Revenues:
  Discount Revenue                                    $1,380
  Net Card Fees                                          415
  Travel Commissions and Fees                            380
  Interest and Dividends                                 156
  Other Revenues                                         450
  Lending:
    Finance Charge Revenue                               463
    Interest Expense                                     150
                                                      ------
      Net Finance Charge Revenue                         313
                                                      ------
    Total Net Revenues                                 3,094
                                                      ------
Expenses:
  Marketing and Promotion                                268
  Provision for Losses and Claims:
    Charge Card                                          199
    Lending                                              235
    Other                                                 22
                                                      ------
      Total                                              456
                                                      ------
  Interest Expense:
    Charge Card                                          234
    Other                                                 65
                                                      ------
      Total                                              299
  Human Resources                                        794
  Other Operating Expenses                               874
                                                      ------
    Total Expenses                                     2,691
                                                      ------
Pretax Income                                            403
Income Tax Provision                                     104
                                                      ------
Operating Income                                        $299 *
                                                      ======

                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   -------------
Net Revenues:
  Discount Revenue                                    $1,256
  Net Card Fees                                          414
  Travel Commissions and Fees                            354
  Interest and Dividends                                 167
  Other Revenues                                         463
  Lending:
    Finance Charge Revenue                               420
    Interest Expense                                     139
                                                      ------
      Net Finance Charge Revenue                         281
                                                      ------
    Total Net Revenues                                 2,935
                                                      ------
Expenses:
  Marketing and Promotion                                278
  Provision for Losses and Claims:
    Charge Card                                          223
    Lending                                              118
    Other                                                 28
                                                      ------
      Total                                              369
                                                      ------
  Interest Expense:
    Charge Card                                          218
    Other                                                 72
                                                      ------
      Total                                              290
  Human Resources                                        764
  Other Operating Expenses                               793
                                                      ------
    Total Expenses                                     2,494
                                                      ------
Pretax Income                                            441
Income Tax Provision                                     118
                                                      ------
Operating Income                                        $323
                                                      ======

* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125
(SFAS 125), which prescribes the accounting for securitized loans and receivables, TRS recognized a pretax gain of $37 million in the third quarter of 1997 ($24 million after-tax) related to securitization of U.S. lending receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in the third quarter of 1997. For purposes of this presentation such gain and a corresponding $37 million increase in Marketing and Promotion expenses have been eliminated in the third quarter of 1997.

(Preliminary)              Travel Related Services
                           -----------------------
                       Selected Statistical Information
                       --------------------------------
				(Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Total Cards in Force (millions):
  United States                                         29.6
  Outside the United States                             12.8
                                                      ------
    Total                                               42.4
                                                      ======
Basic Cards in Force (millions):
  United States                                         23.2
  Outside the United States                              9.8
                                                      ------
    Total                                               33.0
                                                      ======
Card Billed Business:
  United States                                        $38.0
  Outside the United States                             14.7
                                                      ------
    Total                                              $52.7
                                                      ======

Average Discount Rate*                                 2.72%
Average Basic Cardmember Spending (dollars)*          $1,616
Average Fee per Card (dollars)*                          $38
Travel Sales                                            $4.2
  Travel Commissions and Fees/Sales**                   8.8%
Travelers Cheque:
  Sales                                                 $8.1
  Ending Outstanding                                    $6.1
  Average Outstanding                                   $6.4
  Ending Investments                                    $5.7
  Tax Equivalent Yield                                  9.0%

Total Debt                                             $25.2
Shareholder's Equity                                    $5.3
Return on Average Equity***                            27.4%
Return on Average Assets***                             3.0%


                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Total Cards in Force (millions):
  United States                                         29.7
  Outside the United States                             12.6
                                                      ------
    Total                                               42.3
                                                      ======
Basic Cards in Force (millions):
  United States                                         23.2
  Outside the United States                              9.7
                                                      ------
    Total                                               32.9
                                                      ======
Card Billed Business:
  United States                                        $37.2
  Outside the United States                             14.7
                                                      ------
    Total                                              $51.9
                                                      ======

Average Discount Rate*                                 2.74%
Average Basic Cardmember Spending (dollars)*          $1,602
Average Fee per Card (dollars)*                          $39
Travel Sales                                            $4.5
  Travel Commissions and Fees/Sales**                   8.5%
Travelers Cheque:
  Sales                                                 $6.6
  Ending Outstanding                                    $6.5
  Average Outstanding                                   $6.0
  Ending Investments                                    $6.0
  Tax Equivalent Yield                                  9.3%

Total Debt                                             $24.0
Shareholder's Equity                                    $5.0
Return on Average Equity***                            27.0%
Return on Average Assets***                             3.0%


                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------
Total Cards in Force (millions):
  United States                                         29.6
  Outside the United States                             12.3
                                                      ------
    Total                                               41.9
                                                      ======
Basic Cards in Force (millions):
  United States                                         22.9
  Outside the United States                              9.6
                                                      ------
    Total                                               32.5
                                                      ======
Card Billed Business:
  United States                                        $34.6
  Outside the United States                             13.3
                                                      ------
    Total                                              $47.9
                                                      ======

Average Discount Rate*                                 2.75%
Average Basic Cardmember Spending (dollars)*          $1,498
Average Fee per Card (dollars)*                          $39
Travel Sales                                            $3.9
  Travel Commissions and Fees/Sales**                   8.6%
Travelers Cheque:
  Sales                                                 $5.1
  Ending Outstanding                                    $5.8
  Average Outstanding                                   $5.8
  Ending Investments                                    $5.6
  Tax Equivalent Yield                                  9.3%

Total Debt                                             $22.1
Shareholder's Equity                                    $4.8
Return on Average Equity***                            26.3%
Return on Average Assets***                             2.9%


                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   -------------
Total Cards in Force (millions):
  United States                                         29.2
  Outside the United States                             12.3
                                                      ------
    Total                                               41.5
                                                      ======
Basic Cards in Force (millions):
  United States                                         22.5
  Outside the United States                              9.6
                                                      ------
    Total                                               32.1
                                                      ======
Card Billed Business:
  United States                                        $36.2
  Outside the United States                             14.9
                                                      ------
    Total                                              $51.1
                                                      ======

Average Discount Rate*                                 2.72%
Average Basic Cardmember Spending (dollars)*          $1,633
Average Fee per Card (dollars)*                          $41
Travel Sales                                            $4.3
  Travel Commissions and Fees/Sales**                   8.8%
Travelers Cheque:
  Sales                                                 $5.5
  Ending Outstanding                                    $5.8
  Average Outstanding                                   $6.0
  Ending Investments                                    $5.6
  Tax Equivalent Yield                                  9.5%

Total Debt                                             $23.4
Shareholder's Equity                                    $4.7
Return on Average Equity***                            25.6%
Return on Average Assets***                             2.8%


                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   -------------
Total Cards in Force (millions):
  United States                                         28.4
  Outside the United States                             11.9
                                                      ------
    Total                                               40.3
                                                      ======
Basic Cards in Force (millions):
  United States                                         21.7
  Outside the United States                              9.4
                                                      ------
    Total                                               31.1
                                                      ======
Card Billed Business:
  United States                                        $32.7
  Outside the United States                             13.2
                                                      ------
    Total                                              $45.9
                                                      ======

Average Discount Rate*                                 2.75%
Average Basic Cardmember Spending (dollars)*          $1,512
Average Fee per Card (dollars)*                          $43
Travel Sales                                            $3.8
  Travel Commissions and Fees/Sales**                   9.3%
Travelers Cheque:
  Sales                                                 $8.6
  Ending Outstanding                                    $6.3
  Average Outstanding                                   $6.6
  Ending Investments                                    $5.8
  Tax Equivalent Yield                                  9.0%

Total Debt                                             $21.8
Shareholder's Equity                                    $5.0
Return on Average Equity***                            25.1%
Return on Average Assets***                             2.7%


  * Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
 ** Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.

(Preliminary)             Travel Related Services
                          -----------------------
                 Selected Statistical Information (continued)
                 --------------------------------------------
				(Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Owned and Managed Charge Card
 Receivables:
  Total Receivables                                    $22.5
  90 Days Past Due as a % of Total                      3.2%
  Loss Reserves (millions)                              $970
    % of Receivables                                    4.3%
    % of 90 Days Past Due                               133%
  Net Loss Ratio                                       0.52%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $13.5
  Past Due Loans as a % of Total:
    30-89 Days                                          2.5%
    90+ Days                                            1.1%
  Loss Reserves (millions):
    Beginning Balance                                   $534
      Provision                                          220
      Net Charge-Offs/Other                             (198)
                                                      -------
    Ending Balance                                      $556
                                                      =======
    % of Loans                                          4.1%
    % of Past Due                                       115%
  Average Loans                                        $13.4
  Net Write-Off Rate                                    6.5%
  Net Interest Yield                                    9.4%


                                                   Quarter ended
                                                      June 30,
                                                        1997
                                                   -------------
Owned and Managed Charge Card
 Receivables:
  Total Receivables                                    $22.2
  90 Days Past Due as a % of Total                      3.3%
  Loss Reserves (millions)                              $976
    % of Receivables                                    4.4%
    % of 90 Days Past Due                               134%
  Net Loss Ratio                                       0.50%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $13.2
  Past Due Loans as a % of Total:
    30-89 Days                                          2.5%
    90+ Days                                            1.1%
  Loss Reserves (millions):
    Beginning Balance                                   $533
      Provision                                          198
      Net Charge-Offs/Other                             (197)
                                                      -------
    Ending Balance                                      $534
                                                      =======
    % of Loans                                          4.1%
    % of Past Due                                       113%
  Average Loans                                        $13.2
  Net Write-Off Rate                                    6.0%
  Net Interest Yield                                    8.7%


                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   --------------
Owned and Managed Charge Card
 Receivables:
  Total Receivables                                    $21.2
  90 Days Past Due as a % of Total                      3.5%
  Loss Reserves (millions)                              $921
    % of Receivables                                    4.3%
    % of 90 Days Past Due                               124%
  Net Loss Ratio                                       0.50%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $12.9
  Past Due Loans as a % of Total:
    30-89 Days                                          2.6%
    90+ Days                                            1.0%
  Loss Reserves (millions):
    Beginning Balance                                   $488
      Provision                                          201
      Net Charge-Offs/Other                             (156)
                                                      -------
    Ending Balance                                      $533
                                                      =======
    % of Loans                                          4.1%
    % of Past Due                                       115%
  Average Loans                                        $12.8
  Net Write-Off Rate                                    5.1%
  Net Interest Yield                                    8.7%


                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   --------------
Owned and Managed Charge Card
 Receivables:
  Total Receivables                                    $22.5
  90 Days Past Due as a % of Total                      3.2%
  Loss Reserves (millions)                              $923
    % of Receivables                                    4.1%
    % of 90 Days Past Due                               128%
  Net Loss Ratio                                       0.51%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $12.7
  Past Due Loans as a % of Total:
    30-89 Days                                          2.4%
    90+ Days                                            0.9%
  Loss Reserves (millions):
    Beginning Balance                                   $427
      Provision                                          220
      Net Charge-Offs/Other                             (159)
                                                      -------
    Ending Balance                                      $488
                                                      =======
    % of Loans                                          3.8%
    % of Past Due                                       117%
  Average Loans                                        $12.1
  Net Write-Off Rate                                    5.2%
  Net Interest Yield                                    8.6%


                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   -------------
Owned and Managed Charge Card
 Receivables:
  Total Receivables                                    $20.7
  90 Days Past Due as a % of Total                      3.6%
  Loss Reserves (millions)                              $996
    % of Receivables                                    4.8%
    % of 90 Days Past Due                               134%
  Net Loss Ratio                                       0.54%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $11.2
  Past Due Loans as a % of Total:
    30-89 Days                                          2.3%
    90+ Days                                            0.9%
  Loss Reserves (millions):
    Beginning Balance                                   $468
      Provision                                           98
      Net Charge-Offs/Other                             (139)
                                                      -------
    Ending Balance                                      $427
                                                      =======
    % of Loans                                          3.8%
    % of Past Due                                       119%
  Average Loans                                        $11.0
  Net Write-Off Rate                                    5.1%
  Net Interest Yield                                    8.4%

(Preliminary)        American Express Financial Advisors
                     -----------------------------------
                            Statement of Income
                            -------------------
                               (Unaudited)
(Dollars in millions)
                                      Quarter Ended
                                      September 30,
                                      -------------   Percentage
                                      1997     1996   Inc/(Dec)
                                      ----     ----   ----------
Revenues:
  Investment Income                   $587     $560       4.8%
  Management and Distribution Fees     391      302      29.2
  Other Revenues                       191      159      20.4
                                     -----    -----
    Total Revenues                   1,169    1,021      14.5
                                     -----    -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                          307      303       1.2
    Insurance                          114      102      11.5
    Investment Certificates             48       45       5.7
                                     -----    -----
      Total                            469      450       3.9
  Human Resources                      313      259      21.2
  Other Operating Expenses             126       82      53.5
                                     -----    -----
      Total Expenses                   908      791      14.7
                                     -----    -----
Pretax Income                          261      230      13.7
Income Tax Provision                    77       74       4.6
                                     -----    -----
Net Income                            $184     $156      18.1
                                     =====    =====

(Preliminary)        American Express Financial Advisors
                     -----------------------------------
                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

(Dollars in millions, except where indicated)

                                        Quarter Ended
                                        September 30,
                                        -------------  Percentage
                                         1997    1996   Inc/(Dec)
                                        -----   -----  ----------

Revenues, Net of Provisions              $701    $570       22.9%
Investments (billions)                  $29.9   $28.2        6.2
Client Contract Reserves (billions)     $29.8   $28.6        4.3
Shareholder's Equity (billions)          $3.6    $3.0       19.1
Return on Average Equity*               21.6%   20.2%          -

Life Insurance in Force (billions)      $72.8   $65.2       11.7
Assets Owned and/or Managed (billions):
  Assets managed for institutions       $41.0   $35.8       14.5
  Assets owned and managed for
      individuals:
    Owned Assets:
      Separate Account Assets            23.2    17.5       32.8
      Other Owned Assets                 36.0    33.3        8.2
                                       ------  ------
        Total Owned Assets               59.2    50.8       16.7
    Managed Assets                       71.5    56.3       27.0
                                       ------  ------
      Total                            $171.7  $142.9       20.2
                                       ======  ======
Market Appreciation (Depreciation)
  During the Period:
   Owned Assets:
     Separate Account Assets           $1,843    $354          -
     Other Owned Assets                  $195     $56          -
   Total Managed Assets                $5,368  $2,380          -

Sales of Selected Products:
   Mutual Funds                        $4,496  $3,313       35.7
   Annuities                             $861    $946       (9.0)
   Investment Certificates               $295    $182       62.7
   Life and Other Insurance Sales        $103    $109       (5.4)

Number of Financial Advisors            8,592   8,092        6.2
Fees From Financial Plans (thousands) $15,538 $11,660       33.3
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales  66.5%   64.7%          -

* Excluding the effect of SFAS #115.

(Preliminary)        American Express Financial Advisors
                     -----------------------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Revenues:
  Investment Income                                     $587
  Management and Distribution Fees                       391
  Other Revenues                                         191
                                                      ------
    Total Revenues                                     1,169
                                                      ------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                            307
    Insurance                                            114
    Investment Certificates                               48
                                                      ------
      Total                                              469
  Human Resources                                        313
  Other Operating Expenses                               126
                                                      ------
    Total Expenses                                       908
                                                      ------
Pretax Income                                            261
Income Tax Provision                                      77
                                                      ------
Net Income                                              $184
                                                      ======

                                                  Quarter Ended
                                                      June 30,
                                                        1997
                                                  -------------
Revenues:
  Investment Income                                     $586
  Management and Distribution Fees                       360
  Other Revenues                                         197
                                                     -------
    Total Revenues                                     1,143
                                                     -------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                            304
    Insurance                                            113
    Investment Certificates                               58
                                                      ------
      Total                                              475
  Human Resources                                        294
  Other Operating Expenses                               109
                                                      ------
    Total Expenses                                       878
                                                      ------
Pretax Income                                            265
Income Tax Provision                                      82
                                                      ------
Net Income                                              $183
                                                      ======

                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                  --------------
Revenues:
  Investment Income                                     $570
  Management and Distribution Fees                       331
  Other Revenues                                         183
                                                      ------
    Total Revenues                                     1,084
                                                      ------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                            305
    Insurance                                            104
    Investment Certificates                               42
                                                      ------
      Total                                              451
  Human Resources                                        300
  Other Operating Expenses                                97
                                                      ------
    Total Expenses                                       848
                                                      ------
Pretax Income                                            236
Income Tax Provision                                      79
                                                      ------
Net Income                                              $157
                                                      ======

                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   -------------
Revenues:
  Investment Income                                     $576
  Management and Distribution Fees                       327
  Other Revenues                                         166
                                                      ------
    Total Revenues                                     1,069
                                                      ------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                            309
    Insurance                                            108
    Investment Certificates                               51
                                                      ------
      Total                                              468
  Human Resources                                        277
  Other Operating Expenses                                96
                                                      ------
    Total Expenses                                       841
                                                      ------
Pretax Income                                            228
Income Tax Provision                                      73
                                                      ------
Net Income                                              $155
                                                      ======

                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   -------------
Revenues:
  Investment Income                                     $560
  Management and Distribution Fees                       302
  Other Revenues                                         159
                                                      ------
    Total Revenues                                     1,021
                                                      ------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                            303
    Insurance                                            102
    Investment Certificates                               45
                                                      ------
      Total                                              450
  Human Resources                                        259
  Other Operating Expenses                                82
                                                      ------
    Total Expenses                                       791
                                                      ------
Pretax Income                                            230
Income Tax Provision                                      74
                                                      ------
Net Income                                              $156
                                                      ======

(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                 (Unaudited)

(Dollars in millions, except where indicated)
                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------

Revenues, Net of Provisions                              $701
Investments (billions)                                  $29.9
Client Contract Reserves (billions)                     $29.8
Shareholder's Equity (billions)                          $3.6
Return on Average Equity*                               21.6%

Life Insurance in Force (billions)                      $72.8
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $41.0
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            23.2
      Other Owned Assets                                 36.0
                                                       ------
        Total Owned Assets                               59.2
    Managed Assets                                       71.5
                                                       ------
      Total                                            $171.7
                                                       ======
Market Appreciation (Depreciation) During
   the Period:
    Owned Assets:
      Separate Account Assets                          $1,843
      Other Owned Assets                                 $195
    Total Managed Assets                               $5,368

Sales of Selected Products:
    Mutual Funds                                       $4,496
    Annuities                                            $861
    Investment Certificates                              $295
    Life and Other Insurance Sales                       $103

Number of Financial Advisors                            8,592
Fees From Financial Plans (thousands)                 $15,538
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                  66.5%

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------

Revenues, Net of Provisions                              $668
Investments (billions)                                  $29.3
Client Contract Reserves (billions)                     $29.4
Shareholder's Equity (billions)                          $3.4
Return on Average Equity*                               21.2%

Life Insurance in Force (billions)                      $71.0
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $39.3
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            21.1
      Other Owned Assets                                 35.2
                                                       ------
        Total Owned Assets                               56.3
    Managed Assets                                       66.7
                                                       ------
      Total                                            $162.3
                                                       ======
Market Appreciation (Depreciation) During
  the Period:
    Owned Assets:
      Separate Account Assets                          $2,260
      Other Owned Assets                                 $265
    Total Managed Assets                               $9,233

Sales of Selected Products:
  Mutual Funds                                         $4,091
  Annuities                                              $947
  Investment Certificates                                $285
  Life and Other Insurance Sales                         $100

Number of Financial Advisors                            8,476
Fees From Financial Plans (thousands)                 $15,227
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                  66.3%

                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------

Revenues, Net of Provisions                              $633
Investments (billions)                                  $28.9
Client Contract Reserves (billions)                     $29.1
Shareholder's Equity (billions)                          $3.1
Return on Average Equity*                               20.8%

Life Insurance in Force (billions)                      $69.2
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $36.4
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            18.4
      Other Owned Assets                                 34.9
                                                       ------
        Total Owned Assets                               53.3
    Managed Assets                                       60.0
                                                       ------
      Total                                            $149.7
                                                       ======
Market Appreciation (Depreciation) During
  the Period:
   Owned Assets:
     Separate Account Assets                            $(544)
     Other Owned Assets                                 $(244)
   Total Managed Assets                               $(1,624)

Sales of Selected Products:
   Mutual Funds                                        $4,029
   Annuities                                             $870
   Investment Certificates                               $190
   Life and Other Insurance Sales                        $103

Number of Financial Advisors                            8,426
Fees From Financial Plans (thousands)                 $13,336
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                  64.6%

                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   -------------

Revenues, Net of Provisions                              $601
Investments (billions)                                  $28.6
Client Contract Reserves (billions)                     $28.9
Shareholder's Equity (billions)                          $3.2
Return on Average Equity*                               20.4%

Life Insurance in Force (billions)                      $67.3
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $37.3
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            18.5
      Other Owned Assets                                 34.2
                                                       ------
        Total Owned Assets                               52.7
    Managed Assets                                       59.4
                                                       ------
      Total                                            $149.4
                                                       ======
Market Appreciation (Depreciation) During
  the Period:
   Owned Assets:
     Separate Account Assets                             $735
     Other Owned Assets                                  $126
   Total Managed Assets                                $3,264

Sales of Selected Products:
   Mutual Funds                                        $3,686
   Annuities                                           $1,085
   Investment Certificates                               $233
   Life and Other Insurance Sales                        $131

Number of Financial Advisors                            8,340
Fees From Financial Plans (thousands)                 $13,205
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                  64.9%

                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   -------------

Revenues, Net of Provisions                              $570
Investments (billions)                                  $28.2
Client Contract Reserves (billions)                     $28.6
Shareholder's Equity (billions)                          $3.0
Return on Average Equity*                               20.2%

Life Insurance in Force (billions)                      $65.2
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $35.8
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            17.5
      Other Owned Assets                                 33.3
                                                       ------
        Total Owned Assets                               50.8
    Managed Assets                                       56.3
                                                       ------
      Total                                            $142.9
                                                       ======
Market Appreciation (Depreciation) During
  the Period:
   Owned Assets:
     Separate Account Assets                             $354
     Other Owned Assets                                   $56
   Total Managed Assets                                $2,380

Sales of Selected Products:
   Mutual Funds                                        $3,313
   Annuities                                             $946
   Investment Certificates                               $182
   Life and Other Insurance Sales                        $109

Number of Financial Advisors                            8,092
Fees From Financial Plans (thousands)                 $11,660
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                  64.7%

* Excluding the effect of SFAS #115.

(Preliminary)               American Express Bank
                            ---------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)
                                       Quarter Ended
                                       September 30,
                                       -------------  Percentage
                                       1997     1996   Inc/(Dec)
                                       ----     ----  ----------
Net Revenues:
  Interest Income                      $230     $206       11.9%
  Interest Expense                      148      128       15.0
                                      -----    -----
    Net Interest Income                  82       78        6.7
  Commissions, Fees and Other Revenues   57       57        1.0
  Foreign Exchange Income                23       16       41.9
                                      -----    -----
    Total Net Revenues                  162      151        8.3
                                      -----    -----
Provision for Credit Losses               7        5       59.8
                                      -----    -----
Expenses:
  Human Resources                        60       59        3.8
  Other Operating Expenses               61       59        2.5
                                      -----    -----
    Total Expenses                      121      118        3.2
                                      -----    -----
Pretax Income                            34       28       21.6
Income Tax Provision                     13       10       26.4
                                      -----    -----
Net Income                              $21      $18       18.9
                                      =====    =====

(Preliminary)               American Express Bank
                            ---------------------
                       Selected Statistical Information
                       --------------------------------
				(Unaudited)

(Dollars in millions, except where indicated)

                                      Quarter Ended
                                      September 30,
                                      -------------   Percentage
                                      1997     1996    Inc/(Dec)
                                      ----     ----   ----------

Investments (billions)                $2.6     $2.5       2.3%
Total Loans (billions)                $6.5     $5.6      15.8%
Reserve for Credit Losses             $127     $116       9.9%
Total Nonperforming Loans              $60      $31      94.8%
Other Real Estate Owned                 $5      $34     (86.5%)
Deposits (billions)                   $9.0     $8.4       6.8%
Shareholder's Equity                  $819     $777       5.5%
Return on Average Assets*            0.65%    0.62%         -
Return on Average Common Equity*    11.16%    9.61%         -
Risk-Based Capital Ratios:
     Tier 1                           8.6%     9.0%         -
     Total                           11.6%    12.8%         -
Leverage Ratio                        5.4%     6.0%         -

* Excluding the effect of SFAS #115.

(Preliminary)            American Express Bank
                         ---------------------
                          Statement of Income
                          -------------------
                              (Unaudited)
(Dollars in millions)
                                                  Quarter Ended
                                                  September 30,
                                                       1997
                                                  -------------
Net Revenues:
  Interest Income                                      $230
  Interest Expense                                      148
                                                      -----
    Net Interest Income                                  82
  Commissions, Fees and Other Revenues                   57
  Foreign Exchange Income                                23
                                                      -----
    Total Net Revenues                                  162
                                                      -----
Provision for Credit Losses                               7
                                                      -----
Expenses:
  Human Resources                                        60
  Other Operating Expenses                               61
                                                      -----
    Total Expenses                                      121
                                                      -----
Pretax Income                                            34
Income Tax Provision                                     13
                                                      -----
Net Income                                              $21
                                                      =====

                                                  Quarter Ended
                                                     June 30,
                                                       1997
                                                  -------------
Net Revenues:
  Interest Income                                      $226
  Interest Expense                                      148
                                                      -----
    Net Interest Income                                  78
  Commissions, Fees and Other Revenues                   54
  Foreign Exchange Income                                21
                                                      -----
    Total Net Revenues                                  153
                                                      -----
Provision for Credit Losses                               1
                                                      -----
Expenses:
  Human Resources                                        58
  Other Operating Expenses                               61
                                                      -----
    Total Expenses                                      119
                                                      -----
Pretax Income                                            33
Income Tax Provision                                     12
                                                      -----
Net Income                                              $21
                                                      =====

                                                   Quarter Ended
                                                     March 31,
                                                       1997
                                                   -------------
Net Revenues:
  Interest Income                                      $218
  Interest Expense                                      136
                                                      -----
    Net Interest Income                                  82
  Commissions, Fees and Other Revenues                   52
  Foreign Exchange Income                                19
                                                      -----
    Total Net Revenues                                  153
                                                      -----
Provision for Credit Losses                               2
                                                      -----
Expenses:
  Human Resources                                        58
  Other Operating Expenses                               61
                                                      -----
    Total Expenses                                      119
                                                      -----
Pretax Income                                            32
Income Tax Provision                                     12
                                                      -----
Net Income                                              $20
                                                      =====

                                                  Quarter Ended
                                                   December 31,
                                                       1996
                                                  -------------
Net Revenues:
  Interest Income                                      $223
  Interest Expense                                      140
                                                      -----
    Net Interest Income                                  83
  Commissions, Fees and Other Revenues                   57
  Foreign Exchange Income                                16
                                                      -----
    Total Net Revenues                                  156
                                                      -----
Provision for Credit Losses                              10
                                                      -----
Expenses:
  Human Resources                                        56
  Other Operating Expenses                               64
                                                      -----
    Total Expenses                                      120
                                                      -----
Pretax Income                                            26
Income Tax Provision                                      9
                                                      -----
Net Income                                              $17
                                                      =====

                                                  Quarter Ended
                                                  September 30,
                                                       1996
                                                  -------------
Net Revenues:
  Interest Income                                      $206
  Interest Expense                                      128
                                                      -----
    Net Interest Income                                  78
  Commissions, Fees and Other Revenues                   57
  Foreign Exchange Income                                16
                                                      -----
    Total Net Revenues                                  151
                                                      -----
Provision for Credit Losses                               5
                                                      -----
Expenses:
  Human Resources                                        59
  Other Operating Expenses                               59
                                                      -----
    Total Expenses                                      118
                                                      -----
Pretax Income                                            28
Income Tax Provision                                     10
                                                      -----
Net Income                                              $18
                                                      =====

(Preliminary)            American Express Bank
                         ---------------------
                     Selected Statistical Information
                     --------------------------------
                              (Unaudited)

(Dollars in millions, except where indicated)
                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------

Investments (billions)                                  $2.6
Total Loans (billions)                                  $6.5
Reserve for Credit Losses                               $127
Total Nonperforming Loans                                $60
Other Real Estate Owned                                   $5
Deposits (billions)                                     $9.0
Shareholder's Equity                                    $819
Return on Average Assets*                              0.65%
Return on Average Common Equity*                      11.16%
Risk-Based Capital Ratios:
     Tier 1                                             8.6%
     Total                                             11.6%
Leverage Ratio                                          5.4%

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------

Investments (billions)                                  $2.9
Total Loans (billions)                                  $6.4
Reserve for Credit Losses                               $130
Total Nonperforming Loans                                $80
Other Real Estate Owned                                   $4
Deposits (billions)                                     $9.0
Shareholder's Equity                                    $814
Return on Average Assets*                              0.65%
Return on Average Common Equity*                      11.05%
Risk-Based Capital Ratios:
     Tier 1                                             8.4%
     Total                                             11.3%
Leverage Ratio                                          5.5%

                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------

Investments (billions)                                  $2.8
Total Loans (billions)                                  $6.1
Reserve for Credit Losses                               $131
Total Nonperforming Loans                                $46
Other Real Estate Owned                                  $35
Deposits (billions)                                     $9.1
Shareholder's Equity                                    $787
Return on Average Assets*                              0.69%
Return on Average Common Equity*                      11.14%
Risk-Based Capital Ratios:
     Tier 1                                             8.7%
     Total                                             11.8%
Leverage Ratio                                          5.6%

                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   -------------

Investments (billions)                                  $2.8
Total Loans (billions)                                  $5.9
Reserve for Credit Losses                               $117
Total Nonperforming Loans                                $35
Other Real Estate Owned                                  $36
Deposits (billions)                                     $8.7
Shareholder's Equity                                    $799
Return on Average Assets*                              0.55%
Return on Average Common Equity*                       8.89%
Risk-Based Capital Ratios:
     Tier 1                                             8.8%
     Total                                             12.5%
Leverage Ratio                                          5.6%

                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   -------------

Investments (billions)                                  $2.5
Total Loans (billions)                                  $5.6
Reserve for Credit Losses                               $116
Total Nonperforming Loans                                $31
Other Real Estate Owned                                  $34
Deposits (billions)                                     $8.4
Shareholder's Equity                                    $777
Return on Average Assets*                              0.62%
Return on Average Common Equity*                       9.61%
Risk-Based Capital Ratios:
     Tier 1                                             9.0%
     Total                                             12.8%
Leverage Ratio                                          6.0%

* Excluding the effect of SFAS #115.